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                                                                  Exhibit 99.219



                       TRANSMISSION CONGESTION MANAGEMENT
                         IN THE EMERGING ENERGY MARKETS


DARIUSH SHIRMOHAMMADI              PAUL GRIBIK                       ALI VOJDANI

                               [PEROT SYSTEMS LOGO]

                                Presentation by:
                              DARIUSH SHIRMOHAMMADI

                             1998 SEPOPE CONFERENCE
                                SALVADOR, BRAZIL
                                    MAY 1998



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                                    OBJECTIVE

"Cover all facets of transmission congestion management from the entities responsible for managing congestion on transmission system to the protocols and analytical tools and methods needed to perform congestion management"



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                                     OUTLINE

-       Background

-       Energy Market Structures

-       Independent System Operator (ISO)

-       Transmission Congestion Management

-       Analytical tools and methodology for congestion management

-       Congestion Management in California


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                                   BACKGROUND

- Fundamental restructuring of the electric utility industry commonplace in many parts of the world

        - The drivers for and the structure of emerging markets not the same everywhere

- One fact applies to all emerging energy markets: transmission and generation services will be unbundled from one another

        - Generation market will become fully competitive with many market participant

        - Operation of transmission system will remain regulated with the main goal of allowing "open, non-discriminatory and comparable" access

        - Retail side will see the slowest evolution: largely regulated for the near future but fully deregulated and competitive in the long run


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                           INDEPENDENT SYSTEM OPERATOR

- Transmission system will remain the central element of the energy production and delivery systems

- Operation of the transmission system is expected to be entrusted to an independent entity with no direct functional ties to energy suppliers:
        Independent System Operator (ISO)

        - System operations department of a single utility which has been functionally separated from the generation function - possible

        - "Super control area operator" responsible for operating the power systems of several interconnected electric utilities - probable


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                            ENERGY MARKET STRUCTURES

- Many emerging market structures are possible based on assignment of tasks to the entities in the emerging markets

- Only two broad forms of market structures will have direct impact of transmission congestion management

        -      Pool market structure

        -      Bilateral Contracts market structure


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                              POOL MARKET STRUCTURE


                                   [FLOWCHART]


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                              POOL MARKET STRUCTURE

-       ISO is responsible for power market administration and system operations

- Congestion management is integral part of energy auction performed by the ISO

        -      ISO will create trade among market participants

        - ISO may leave bilateral contract schedules alone -- treat them as "price-takers" (e.g., PJM)


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                      BILATERAL CONTRACTS MARKET STRUCTURE


                                   [FLOWCHART]


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                      BILATERAL CONTRACTS MARKET STRUCTURE

- Market administration (energy auction) is performed by an entity separate from the ISO

- ISO exercises congestion management only if necessary -- collective schedules submitted by market participants violates constraints

        - ISO includes all market participants in transmission congestion relief

        - ISO will not force trade between market participants -- market separation constraints (e.g., California)


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                         ISO ROLES AND RESPONSIBILITIES

-       Long-range planning services -- few ISOs

-       Power market administration services -- many ISOs

-       Forward market operation services -- most ISOs

        -      Involves transmission congestion management

-       Real-time system operations services -- all ISOs

        -      Involves transmission congestion management

-       Metering, settlement and billing services -- most ISOs

-       Open information communication services -- all ISOs


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                            FORWARD MARKET OPERATION


                                   [FLOWCHART]


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                           REAL-TIME SYSTEM OPERATIONS


                                   [FLOWCHART]


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                           SYSTEM SCHEDULING FUNCTION


                                   [FLOWCHART]


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                            SYSTEM DISPATCH FUNCTION


                                   [FLOWCHART]


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                              SYSTEM DISPATCH MODEL

-       Responsible for transmission congestion management

        - Provide comparable transmission service to all energy market participants

        - Ration the use of scarce transmission resources among transmission users according to the "value" placed on them by market participants

               -      Value established by schedule adjustment bids

        - Price use of transmission resources to send correct economic signals

        - Market Separation Protocol: When rationing transmission capacity do not perform trade among different Bilateral Transactions -- for Bilateral Contracts Market


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                              SYSTEM DISPATCH MODEL

-       Main analytical tool is an OPF with the following Specifications:

        -      Objective: minimize the cost of system operation

        - Controls: all dispatchable active/reactive resources and trades, transmission controls

        - Constraints: static network operating constraints, constraints on individual control variables, inter-temporal constraints, power flow constraints

        -      Local controls

        - Market Separation Constraint (if applicable): match supply and demand values for individual SCs


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                TRANSMISSION CONGESTION MANAGEMENT IN CALIFORNIA

-       Two forms of congestion management

        -      Interzonal transmission congestion management

        -      Intrazonal transmission congestion management

-       Performed for both forward energy markets and real-time market

        -      Day-ahead market -- Interzonal and Intrazonal

        -      Hour-ahead market - Interzonal and Intrazonal

        -      Real-time -- Intrazonal only


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                        INTERZONAL CONGESTION MANAGEMENT

- Divide ISO controlled grid and neighboring areas into congestion zones -- 24 at this time

        - Within a zone transmission congestion will infrequent low cost to relieve

        - Between zones transmission congestion will be frequent and high cost to relieve

        - Transmission constraints between zones limited to real power flows across zonal interfaces

        -      Zones may be changed on regular basis

-       DC OPF used to manage congestion

        - Ration transmission based on value claimed by scheduling coordinators -- via adjustment bids

        - Calculate congestion prices based on value claimed by scheduling coordinators -- via adjustment bids


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                        INTERZONAL CONGESTION MANAGEMENT

                                   [DIAGRAM]


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                        INTRAZONAL CONGESTION MANAGEMENT

- Relieve congestion within each of the congestion zones for all system operating constraints

        -      MW flow limits

        -      MVA flow limits

        -      Amperage limits

        -      Voltage limits

- ISO adjusts the schedules of all SCs as little as possible without regard to market separation constraints to relieve congestion

        -      May force trade between SCs

        -      Costs addressed via uplift charges allocated to all demands


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                   CONGESTION MANAGEMENT IN DAY-AHEAD MARKETS


                                    [DIAGRAM]


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                   EXAMPLE OF INTERZONAL CONGESTION MANAGEMENT

-       System schedules before congestion management


                                    [DIAGRAM]


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                   EXAMPLE OF INTERZONAL CONGESTION MANAGEMENT

-       System schedules after congestion management


                                    [DIAGRAM]


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                                   CONCLUSIONS

- Transmission congestion management is one of the most important and complex elements of managing and operating emerging energy markets

- We described the principal factors involved in managing transmission congestion

        - Entities responsible for managing transmission congestion and their related roles and responsibilities

        - Systems and analytical tools that are used for congestion management

               -      Ration scarce transmission resources

               -      Price congested transmission paths

-       OPF will be the main tool used for congestion management

        -      Many variations will be actually implemented in the market


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